SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        March 19, 2001



                         Salient Cybertech, Inc.
              (Exact name of Registrant as specified in charter)



Delaware                        0-28772                     35-1990559
(State or other jurisdiction  (Commission                (I.R.S. Employer
of incorporation)             File Number)              Identification No.)


   1999 Lincoln Drive, Suite 202, Sarasota, Florida              34236
   (Address of principal executive offices)                    (Zip Code)


                             (941) 953-6168
                        (Registrant's telephone number,
                          including area code)

ITEM 2.	Acquisition of Assets

On March 12, 2001, Trident Systems International, Inc. (Trident) commenced negotiations with Salient Cybertech, Inc. (Salient), with a view of acquiring Futronix, Inc., a wholly owned subsidiary of Salient. It was agreed that until a deal was struck, all negotiations would remain confidential, as any news released might effect the market for the shares of Trident or Salient in a manner that might be detrimental to the shareholders of Trident or Salient should the proposed purchase not be consummated.


	On March 19, 2001, upon all parties having completed the due diligence requirements they felt necessary, Futronix, Inc. was purchased by the Registrant, subject to Board approval by the Board of Directors of each company. The transaction was valued at $8,000,000. The terms of the transaction were as follows:

1)	Salient received 400,000 common shares of the Registrant, said shares to be restricted for a two-year period, and subject to a 12-month buy-back option at $11.00 per share. As part of the transaction, Salient had to infuse $600,000 into Futronix by March 20, 2001. The closing price of the said shares was $21 1/16 on March 19, 2001.

2)	$150,000 are to be paid by Registrant to Salient on or before March
26, 2001

3)	$75,000 are to be paid to Salient in bi-weekly increments for the next 12 weeks following the initial payment.

4)	A further two installments of $100,000 are to be paid to Salient on or before each of May 15, 2001 and May 30, 2001.

5)	In the event any payment is not made on time, and the default is not cured within 10 days of the date such payment is due, Salient may rescind this contract and keep 100% of all monies it has received prior to the date of such rescission as liquidated damages. In the event Salient rescinds the agreement, all shares given by each party to the other will be returned. In the event that Salient chooses to rescind the agreement, the provisions of this paragraph shall be Salient's sole remedy.

6)	In the event the Registrant defaults, Salient may register such number of shares of the Registrant it received as are necessary to fully liquidate any sums due to Salient pursuant to the agreement.

7)	Registrant agreed to abide by the terms of the agreement between
Salient and Futronix, provided, however, that Salient agreed to pay any bonus shares required pursuant to the said agreement, in common shares of Salient, for an 18 month period.

8)	Trident agreed to assign all accounts receivable of Futronix to
Salient until all amounts due to Salient as specified in the agreement were paid in full. Further, until all payments due Salient are paid in full, Trident may not sell, hypothecate, or otherwise encumber any of the assets of Futronix in any manner whatsoever, except with the explicit written consent of the Salient. As well, Trident may not sell, hypothecate, or otherwise encumber any purchase order of Futronix, except with the explicit written consent of Salient until all sums due to Salient have been paid in full.

As this was a sale of the major operating subsidiary of Salient, the financial impact of the sale will be discussed at length upon the filing of the financial exhibits, which shall be filed within 60 days of the date of this Report on Form 8-K.

Financial Statements and Exhibits

Item                                                                 Page

(a)	Financial Statements of Business Sold, and Pro-Forma Statements

all audited statements will be filed by amendment within 60 days of the date of this Current Report.

(c)	Exhibits

        Purchase and Sales Agreement                               Page 4

27.	Financial Data Schedule:

 .1	The Financial Data Schedule will be filed by amendment within 60 days of the filing of this Current Report.

SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:		March 19, 2000

                                                   Salient Cybertech, Inc.


                                                   By: /s/Paul Sloan
                                             --------------------------------
                                                   Paul Sloan, President
                                                         and Director

                         STOCK PURCHASE AGREEMENT


	MEMORANDUM OF AGREEMENT made as of the 19TH day of March, 2001

BETWEEN:
          Salient Cybertech, Inc.

          (hereinafter called the "Seller")

						OF THE FIRST PART

A N D:

          Trident Systems International, Inc.,
          a corporation incorporated under the laws of the State of Nevada

                 (hereinafter called the "Purchaser")

						OF THE SECOND PART


       WHEREAS, the Seller controls and represents all of the authorized issued and outstanding shares of Futronix, Inc., (herein referred to as the "Corporation"), and;

	WHEREAS, the Purchaser desires to acquire all of the outstanding shares of the Corporation's Common Stock, and;


	NOW, THEREFORE, THIS AGREEMENT WITNESSETH THAT, in consideration of the covenants, agreements, warranties, and payments herein set out and provided for, the parties hereby respectively covenant and agree as follows:

ARTICLE 1.00 - DEFINED TERMS

1.1	When used herein or in any amendments hereto, the following terms shall have the following meanings respectively.

"Agreement" means this agreement and all schedules attached to this agreement. The term includes each case where it may be supplemented or amended from time to time. The expressions "hereof", "herein", "hereto", "Hereunder", "hereby" and similar expressions refer to this agreement, and "Article", "section" and "subsection" mean and refer to the specified Article, section, and subsection of this agreement.

"books and records" means the accounting books of original entry including the general ledger, record of cash receipts and disbursements, purchase journal and banking records.

"Business" means the business presently and heretofore carried on by the Corporation

"Business day" means a day other than a Saturday, Sunday or a day that is a statutory holiday.

"Closing" means the closing of the transaction for purchase and sale contemplated herein.

"Closing Date" or "Date of Closing" means March 16, 2001 or such other date as may be mutually agreed upon in writing by the parties hereto.

"Closing Financial Statements" has the meaning ascribed to it in section
4.1.1.

"Common Shares" means the issued and outstanding common shares in the capital of the Corporation.

"Corporation" means Futronix, Inc.

"EBIT" means net earnings before income taxes, as determined by the auditors, in accordance with GAAP.

"Exchange Shares" means those shares defined in Exhibit "A" attached hereto offered by the Purchaser to the Sellers as partial consideration in exchange for 100% of the outstanding shares of the Corporation.

"Financial Statements" means, collectively, the Closing Financial
Statements defined hereinabove.

"Intercompany Transactions" means, collectively, all transactions of any nature between the Corporation and any Person associated with or related to the Corporation or otherwise not dealing with the Corporation on an arms-length basis.

"GAAP" means generally accepted accounting principles in the United States, as appropriate and as in effect from time to time, consistently applied.

"NASDAQ" means the National Association of Securities Dealers and
Quotations.

"Non Arm's Length Person" means any shareholder director, officer, employee, affiliate, or associate (as defined in the Securities Act of 1933, as amended) of the Corporation. This term includes any one or more of the Seller or any other Person who does not deal at arm's length with the Corporation or any one or more of the Seller within the meaning of such concept as used in the Income Tax Act (USA).

"Person" includes an individual, a corporation, a joint venture, a partnership, a trust or trustee, any unincorporated organization, an association, or any other entity (including any governmental, administrative, or regulatory authority).

"Permitted Liens" means, at any time, such Liens as the Purchaser may agree, in writing, shall constitute a Permitted Lien for the purpose of this Agreement.

"Purchased Shares" shall have the meaning attributed thereto in section
3.1 hereof.

"Requirements of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational, governing documents of such Person. This term includes any law, treaty, regulation or rule, or determination of an arbitrator or a court or other governmental authority or agency, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

"Rule 144" means rule 144 of the United States Securities and Exchange
Commission.

"SEC" means the Securities and Exchange Commission of the United
States.

"Seller" shall mean, specifically for purposes of this agreement and identifying the parties thereto, all of the shareholders of the Corporation.

"Subsidiary", relation to any body corporate, means any corporation of which issued and outstanding securities are held, other than by way of security only, by such body corporate, and includes any corporation in like relation to a Subsidiary.

"this agreement", "this agreement", "herein", "hereto", "hereunder", "hereof" and similar expressions refer to the within agreement and not to any particular portion thereof, and include the schedules referred to in
Article 2.00.

"Time of Closing" means two o'clock in the afternoon on the Closing Date.

ARTICLE 2.00 - SCHEDULES

2.1	The following schedules, at time of closing, shall be delivered and attached to and incorporated in this Agreement by reference and deemed to be part hereof:

	Schedule B		-	The audited financial statements of
the Corporation, and all material defined herein as part of Schedule B.

	Schedule C		-	All Filings of the Purchaser, filed
with the SEC.


ARTICLE 3.00 - PURCHASE AND SALE

3.1 Subject to the terms and conditions hereof, the Seller hereby agree to sell, assign, and transfer to the Purchaser 100% of the Common Shares in the Corporation ("the Purchased Shares"). The Purchaser covenants and agrees to purchase from the Seller the Purchased Shares for an amount equal in the aggregate to the Purchase Price of $8,000,000 dollars, payable as hereinafter set out in Exhibit "A" attached hereto. The said Purchase Price has a book value of $4,000,000 as the Exchange Shares have a buy-back option at an average price of $10.00 per share, as opposed to a present market value of $19.50 per share. At time of Closing, the Purchased Shares will constitute 100% of the outstanding common shares of all shareholders of the Corporation.

3.2	The Purchase Price shall be paid in the manner set forth in Exhibit
"A" attached hereto.


3.3	The Seller hereby represent, warrant, covenant, and acknowledge the following.

3.3(A)	The Purchased Shares are being transferred without registration under the provisions of Section 5 of the Act.

3.3(B)	All of the Purchased Shares will bear legends restricting the transfer, sale, conveyance, and hypothecation within the jurisdictional boundaries of the United States. This provision is exclusive of when such Exchange Shares are registered under the provisions of Section 5 of the Act and under applicable State laws. Moreover, an opinion of legal counsel may be provided by the Purchaser to certify that such registration is not required as a result of applicable exemptions therefrom.

3.3(C)	The Seller shall not transfer any of the Exchanged Shares except in compliance with all applicable laws.

3.3(D)	The Seller is acquiring the Exchanged Shares for their own account, for investment purposes only and not with a view to further sale or distribution, except as permitted by law.

3.3(E)	The Seller have made themselves fully and completely familiar with all aspects of the Purchaser"s business, operations, and financial statements and, immediately following closing on this Agreement, will assume operational control thereof.

3.4	The Purchaser hereby represents, warrants, covenants and
acknowledges the following.

3.4(A)	The Exchange Shares are being transferred without Registration under the provisions of Section 5 of the Securities Exchange Act of 1934, as amended (the "Act").

3.4(B)	All of the Exchange Shares will bear legends restricting the transfer, sale, conveyance, and hypothecation worldwide for a period of 2 years.

3.4(C)	The Purchaser shall not transfer any of the Purchased Shares except as herein provided for a two year period commencing on the date of closing.

3.4(D)	The Purchaser is acquiring the Purchased Shares for its own
account, for investment purposes only and not with a view to further sale or distribution.

3.4.1 The Purchaser has 50,000,000 shares of capital stock, $0.001 par value, authorized, 5,000,000, more or less, of which will be the total outstanding and fully diluted amount immediately prior to conclusion of this transaction and upon its conversion of both the preferred stock and warrants.

3.4.2 Except as described herein, the Purchaser has no other, outstanding securities of any class or of any kind or character. There are no outstanding subscriptions, options, warrants, or other agreements or commitments obligating the Purchaser to issue or sell any additional shares or options or rights with respect thereto or any securities convertible into any shares of Stock of any class.

3.5 The Purchase Price shall be paid and satisfied in full by the delivery of the issued Exchange Shares and other consideration in the manner set out in Exhibit "A" attached hereto.

3.6 The certificates representing the shares being exchanged shall each bear the following legend:

"THESE SHARES HAVE NEITHER BEEN REGISTERED WITH THE
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
OR WITH THE SECURITIES REGULATORY AUTHORITIES OF
ANY STATE, PROVINCE, OR NATIONAL AUTHORITY).
CONSEQUENTLY, THESE SHARES MAY NOT BE SOLD,
TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THEY
ARE FIRST REGISTERED UNDER APPLICABLE STATE,
PROVINCIAL AND FEDERAL SECURITIES LAWS OR THE
TRANSACTION'S EXEMPTION THEREFROM IS DEMONSTRATED
TO THE FULL SATISFACTION OF THE CORPORAITON'S LEGAL
COUNSEL."

ARTICLE 4.00 - COVENANTS, REPRESENTATIONS, AND
WARRANTIES OF AND THE CORPORATION

4.1 The President and Members of the Board of Directors of the Seller hereby covenant, represent, and warrant, and the Seller, jointly and severally, represent to the best of their knowledge, as follows:

4.2.1 Delivered at Closing, warranted to be true and correct to the best knowledge of the Seller, and made a part hereof as Schedule B are the following:

(A) audited balance sheet of the Corporation to be acquired as of December 31, 2001, with the related statement of operations and unaudited statement of cash flow for the period ending December 31, 2001 (such balance sheets, statements of operations, and other statements are referred to herein as the "Corporation's Financial Statements").

4.2.2	Corporation has been duly incorporated and organized and is validly subsisting and in good standing under the laws of Florida.

4.2.3	Corporation has the corporate power to own or lease its property and carry on the Business. The Corporation is duly qualified as a corporation to do business under the laws of Florida, being the only jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

4.2.4	omit

4.2.5	At Time of Closing, the authorized capital of the Corporation shall be as described in Schedule B.

4.2.6	All of the Purchased Shares are owned by the Seller as the beneficial owners of record as listed at Schedule B. Seller has a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances, and demands.
This provision includes voting trusts, shareholders' agreements, options, or other agreements of any kind, except as provided in the public filings of the Seller. The Seller represent that said listed shareholders have the absolute right to transfer the Purchased Shares, subject to Board of Directors approval, and they shall be enjoyed by the Purchaser free from any interruption or disturbance subject only to the terms and conditions herein.


4.2.7 The Corporation owns no shares in the capital of any other corporation and has not agreed to acquire any subsidiary or any shares of the capital of any other corporation or to acquire or lease any other business operations, except as disclosed in the public filings of the Seller.

4.2.8	No person, firm, or corporation has any agreement, option, or any right or privilege (whether by law, pre-emptive, or contractual) for the purchase, subscription, allotment, or issuance of either any of the authorized stock in the capital of the Corporation or of any securities of the Corporation, except as disclosed in Schedule B. This provision includes convertible securities, warrants, and convertible obligations of any nature.

4.2.9	omit

4.2.10	To the best of Seller's knowledge are not now, nor will there be on
Closing, any material claims or potential or contingent claims against the Corporation for product liability in respect of goods manufactured and/or sold by the Corporation.

4.2.11 The Corporation's Financial Statements have been prepared in accordance with GAAP and present fairly to include:

4.2.11(A)	all the assets, liabilities (whether accrued, absolute,
contingent, or otherwise), and the financial condition of the Corporation as at the respective dates of the Corporation's
Financial Statements; and

4.2.11(B)	the sales, earnings, and results of the operations of the
Corporation during the periods covered by the Corporation's Financial Statements.

4.2.12	The corporate records and minute books of the Corporation contain complete and accurate minutes of all meetings of and copies of all by-laws and resolutions passed by the directors and shareholders of the Corporation since the incorporation of the Corporation. All such meetings have been duly called and held. The share certificate book with register of shareholders, register of transfers, register of directors, and other corporate registers of the Corporation are complete and accurate in all material respects.

4.2.13	The Business has been carried on in the ordinary course since
September, 1998. Since then, there has been no change in the business operations, affairs, or condition of the Corporation, financial or otherwise. This provision includes changes arising as a result of any legislative or regulatory change, revocation of any license or right to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, or otherwise. This provision excludes changes occurring in the ordinary course of business, which changes have not materially aversely affected and will not materially aversely affect the organization, business, properties, prospects, and financial condition of the Corporation or the ability of the Corporation to carry on Business.

4.2.14	The books and records, financial and otherwise, of the Corporation fairly and correctly set out and disclose, in all material respects, the financial position and result of operations of the Corporation as at the date hereof. All material, financial transactions of the Corporation are accurately recorded in such books and records.

4.2.15	Execution of this Agreement by the Seller and delivery of the
Agreement by them to the Purchaser and their performance hereunder is subject to the approval of the Board of Directors, said approval to be sought within 24 hours of the execution of this Agreement, and the decision of the said Board to be conveyed to the Purchaser within 24 hours thereof.

4.2.16	Upon approval of the Board of Directors of the Seller, and except for matters divulged to the Purchaser, the execution and the consummation of this transaction for purchase and sale contemplated by this Agreement will not result in a breach of any term or provision of or constitute any default under the constituting documents, by-laws, or resolutions of the Corporation. This provision includes any indenture, agreement, instrument, license, permit, or understanding to which the Corporation or any one or more of the Seller is a party or by which any one or more of them is bound. Nor will the consummation of this transaction accelerate any commitment or obligation of the Corporation or result in the creation of any lien or encumbrance upon any of the assets or property of the Corporation.

4.2.17	This agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law or regulation or any applicable order of any court, arbitrator, or governmental authority having jurisdiction over the Corporation, the Seller, or their respective properties or businesses.

4.2.18	No consent, authorization, license, franchise, permit, approval, or order of any court, governmental agency or body, of any lessor, or of any person is required for the acquisition by the Purchaser of the Purchased Shares, including completion of any of the other transactions contemplated hereby. This provision also includes the continuance of any rights of the Corporation pursuant to any agreement affecting its assets or the Business following closing.

4.2.19	The Corporation will not, prior to the Closing Date, hire any new employees, terminate any employee, or increase the salary or remuneration of any employee except in the normal course of business.

4.2.20	The aggregate amount of salaries, pension, bonuses, rents, or other remuneration of any nature paid or payable by the Corporation, subsequent to the execution of this Agreement and up to the Time of Closing, will be made only at the regular rates heretofore paid.

4.2.21	No capital expenditures, except in the ordinary course of business, will be made or authorized by the Corporation after the date hereof and up to the Time of Closing without the prior written consent of the Purchaser.

4.2.22	Except as disclosed in Schedule B, the Corporation has no outstanding bonds, debentures, mortgages, notes or other evidence of indebtedness or other security instruments of the Corporation, and the Corporation is not under any agreement to and shall not create or issue any bonds, debentures, mortgages, notes, or other evidence of indebtedness or other security agreements from the date hereof until Closing without the written consent of the Purchaser.

4.2.23	The Corporation is not a party to any lease or agreement in the nature of a lease, whether as lessor or lessee, except those leases described in Schedule B. The schedule specifies the parties to each of such leases, their dates of execution and expiry dates, any options to renew, any consents required, the locations of any leased lands and premises, and the rental payable thereunder

4.2.24	The Corporation is not a party to any conditional sales contract, hire- purchase agreement, or other title retention agreement.

4.2.25	The Corporation is not party to any actual or impending lawsuit except as disclosed to Purchaser or divulged on public filings of the Seller. In the event that the Corporation is not successful in defending such suit as has been divulged to Purchaser, Seller shall return such portion of the shares as may be necessary to pay 125% of any judgment against the Corporation.

4.2.26	omit.

4.2.27	omit

4.2.28	Except for agreements, contracts, and commitments in the ordinary course of business, the Corporation is not a party to any outstanding agreement, contract, or commitment, whether written or oral.

4.2.29	All vacation pay, bonuses, commissions, and other emoluments are accurately reflected and have been accrued in the books of account of the Corporation.

4.2.30	The Corporation is and at Closing will be in substantial compliance in all jurisdictions in which it employs persons, with legislation governing hours of work, termination and severance pay, vacation pay and similar employee rights, the Worker's Compensation Act, and all such similar statutes.

4.2.31	The uses of the real properties owned or leased by the Corporation referred to in this agreement or the schedules hereto are not in material breach of any statute, by-law, ordinance, regulation, covenant, restriction, or official plan.

4.2.32	The Corporation owns, possesses, and has a good and marketable title to its undertaking, property, and assets, being free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims, or demands of any nature whatsoever or howsoever arising except as listed at Schedule B.

4.2.33	The conduct of the Business does not infringe upon the patents, trade marks, trade names, or copyrights (domestic or foreign) of any other person, firm, or corporation.

4.2.34	omit

4.2.35 To the best of Seller's knowledge, the Corporation is conducting the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is carried on, is not in breach of any such laws, rules or regulations, except for breaches which in the aggregate are immaterial. Also the Corporation is duly licensed, registered, or qualified in each jurisdiction in which it owns or leases property or carries on the Business. To enable the business to be carried on as now conducted and its property and assets to be owned, leased, and operated, all such licenses, registrations and qualifications are valid and subsisting and in good standing. None of the same will be canceled or amended by virtue of the transaction for purchase and sale provided for herein.

4.2.36	All facilities and equipment owned and used by the Corporation in connection with the Business are in good operating condition and are in a state of good repair and maintenance.

4.2.37	There are not now any loans or other indebtedness outstanding between the Corporation and the Seller or either any current or former directors, officers, shareholders, or employees of the Corporation or any Non Arms Length Persons, except as stated herein, or divulged in the audit forming part of Schedule "B". This provision is exclusive of normal salaries, bonuses, fringe benefits, and the obligation to reimburse for expense incurred on behalf of the Corporation in the normal course of business or otherwise disclosed in the Corporation's Financial Statements.

4.2.38 To the best of the Seller' knowledge, there are no liabilities of the Corporation of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Corporation or the Purchaser may become liable before, on, or after the Closing. This provision is exclusive of liabilities disclosed on, reflected in, or provided for in the Financial Statements or incurred in the ordinary course of business. This provision is also exclusive of those liabilities attributable to the period from the Corporation's Financial Statements to the actual time of Closing and are not materially adverse, individually or in the aggregate, to the Business, operations, affairs or financial condition of the Corporation.

4.2.39	There is not now nor will there be at the Time of Closing any application pending for the issuance of articles of amendment to the originating documents of the Corporation.

4.2.40	omit.

4.2.41	omit

4.2.42 The Seller have no information or knowledge of any facts relating to the Seller, the Business, the Corporation, or the Purchased Shares which, if known to the Purchaser, might reasonably be expected to deter the Purchaser from completing the transaction of purchase and sale herein contemplated.

4.2.43 The Purchaser shall prepare and file all documents and forms necessary to effect the filing and registration of the combined companies (with the Purchaser as the parent holding corporation) so as to complete and receive approval of an effective registration statement for AMEX or NASDAQ
Small- Cap listing as soon as reasonable (i.e., within 120 days) from the date of closing.


ARTICLE 5.00 - REPRESENTATIONS AND WARRANTIES OF THE
PURCHASER

5.1	The Purchaser covenants, represents, and warrants as follows and acknowledges that the Seller are relying upon such covenants, representations, warranties, and covenants in connection with the sale by the Seller of the Purchased Shares.

5.2.1	Delivered at Closing, warranted to be true and correct to the best knowledge of the Purchaser, and made a part hereof as Schedule C are the following:

(A) All Filings submitted to the SEC;


5.2.2 Purchaser has been duly incorporated and organized and is validly subsisting and in good standing under the laws of Nevada.

5.2.3 Purchaser has the corporate power to own or lease its property and carry on the Business. The Corporation is duly qualified as a corporation to do business under the laws of Nevada, being the only jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

5.2.4 At time of Closing, the authorized capital of the Purchaser shall consist of 50,000,000 shares with a par value of $0.001.

5.2.5 At time of Closing, the authorized issued capital of the Purchaser shall be 5,000,000 shares of its common stock (more or less) and will have been duly and validly allotted and issued and outstanding as fully paid and non-assessable and beneficially owned by the Purchaser.

5.2.6 The Purchaser has no subsidiaries and owns no shares in the capital of any other corporation and has not agreed to acquire any subsidiary or any shares of the capital of any other corporation or to acquire or lease any other business operations except as disclosed in Schedule C.

5.2.7 Except as listed in Schedule "B", no person, firm, or corporation has any agreement, option, or any right or privilege (whether by law, pre-emptive, or contractual) for the purchase, subscription, allotment, or issuance of either any of the authorized stock in the capital or any securities of the Purchaser. This provision includes convertible securities, warrants, and convertible obligations of any nature.

5.2.8 The Purchaser is not a party to or bound to any person, firm, or corporation. This provision includes any agreement of guarantee, indemnification, assumption, endorsement, or any other like commitment of obligations or liabilities (contingent or otherwise) or indebtedness of any person, firm, or corporation.

5.2.9 There are not now, nor will there be on Closing, any material claims or potential or contingent claims against the Purchaser for product liability.

5.2.10 The Purchaser's Financial Statements have been prepared in accordance with GAAP and present fairly to include:

(A) all the assets, liabilities (whether accrued, absolute, contingent, or otherwise), and the financial condition of the Purchaser as at the respective dates of the Purchaser's Financial Statements, and;

(B) the sales, earnings, and results of operations during the periods covered by the Corporation's Financial Statements.

5.2.11 The corporate records and minute books of the Purchaser contain complete and accurate minutes of all meetings of and copies of all by-laws and resolutions passed by the directors and shareholders of the Purchaser since the incorporation of the Purchaser. All such meetings have been duly called and held. The share certificate book with register of shareholders, register of transfers, register of directors, and other corporate registers of the Purchaser are complete and accurate in all material respects.

5.2.12 The business of the Purchaser is fully, fairly, and truthfully set out in Schedule C.

5.2.13 omit.

5.2.14 The books and records, financial and otherwise, of the Purchaser fairly and correctly set out and disclose, in all material respects, the financial position and result of operations of the Purchaser as at the date hereof. All material, financial transactions of the Purchaser are accurately recorded in such books and records.

5.2.15 The execution and delivery of this Agreement by the Purchaser as well as the performance by the Purchaser hereunder have been duly authorized.
No further action will be necessary on the part of the Purchaser to make this Agreement valid and binding in accordance with its terms upon the Purchaser.

5.2.16 The execution and the consummation of this transaction for purchase and sale contemplated by this Agreement will not result in a breach of any term or provision of or constitute any default under the constituting documents, by-laws, or resolutions of the Purchaser. This provision includes any indenture, agreement, instrument, license, permit, or understanding to which the Purchaser is a party or by which any one or more of them is bound. Nor will the consummation of this transaction accelerate any commitment or obligation of the Purchaser or result in the creation of any lien or encumbrance upon any of the assets or property of the Purchaser.

5.2.17 This agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law or regulation or any applicable order of any court, arbitrator, or governmental authority having jurisdiction over the Purchaser.

5.2.18 No consent, authorization, license, franchise, permit, approval, or order of any court, governmental agency or body, of any lessor, or of any person is required for the acquisition by the Purchaser of the Purchased Shares, including completion of any of the other transactions contemplated hereby. This provision also includes the continuance of any rights of the Purchaser pursuant to any agreement affecting its assets or the Business following closing.

5.2.19 The Purchaser will not, prior to the Closing Date, hire any new employees, terminate any employee, or increase the salary or remuneration of any employee except in the normal course of business.

5.2.20 The aggregate amount of salaries, pension, bonuses, rents, or other remuneration of any nature paid or payable by the Purchaser, subsequent to the execution of this Agreement and up to the Time of Closing, will be made only at the regular rates heretofore paid.

5.2.21 No capital expenditures, except in the ordinary course of business, will be made or authorized by the Purchaser after the date hereof and up to the Time of Closing without the prior written consent of the Seller.

5.2.22 Purchaser is not under any agreement to and shall not create or issue any bonds, debentures, mortgages, notes, or other evidence of indebtedness or other security agreements from the date hereof until Closing without the written consent of the Seller.

5.2.23 The Purchaser is not a party to any lease or agreement in the nature of a lease, whether as lessor or lessee except as disclosed in Schedule C.

5.2.24 The Purchaser is not a party to any conditional sales contract, hire-purchase agreement, or other title retention agreement except as disclosed in Schedule C.

5.2.25 The Purchaser is not, and will not be at the Time of Closing, a party to any agreement to acquire or to acquire any beneficial interest in any real or immovable property.

5.2.26 The Purchaser does not maintain any insurance policies.

5.2.27 There are no actions, suits, or proceedings, including product warranty claims, pending or threatened against or affecting the Purchaser, at law or in equity or before or by any federal, provincial, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign. The Purchaser is not aware of any existing ground on which any such action, suit, or proceeding might be commenced with any reasonable likelihood of success.

5.2.28 Except for agreements, contracts, and commitments in the ordinary course of business, the Purchaser is not a party to any outstanding agreement, contract, or commitment, whether written or oral.

5.2.29 All vacation pay, bonuses, commissions, and other emoluments are accurately reflected and have been accrued in the books of account of the Purchaser.

5.2.30 The Purchaser is and at Closing will be in substantial compliance in all jurisdictions in which it employs persons, with legislation governing hours of work, termination and severance pay, vacation pay and similar employee rights, the Worker's Compensation Act, and all such similar statutes.

5.2.31 The Purchaser does not lease any real property.

5.2.32 The Purchaser owns, possesses, and has a good and marketable title to its undertaking, property, and assets, being free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims, or demands of any nature whatsoever or howsoever arising.

5.2.33 The conduct of business does not infringe upon the patents, trade marks, trade names, or copyrights (domestic or foreign) of any other person, firm, or corporation.

5.2.34 omit.

5.2.35 The Purchaser exists in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is carried on, is not in breach of any such laws, rules or regulations, except for breaches in the aggregate are immaterial. Also the Purchaser is duly licensed, registered, or qualified in each jurisdiction in which it owns or leases property or carries on the Business. To enable the business to be carried on as now conducted and its property and assets to be owned, leased, and operated, all such licenses, registrations and qualifications are valid and subsisting and in good standing. None of the same will be canceled or amended by virtue of the transaction for purchase and sale provided for herein.

5.2.36 All facilities and equipment owned or used by the Purchaser are in good operating condition and are in a state of good repair and maintenance.

5.2.37 Except as specified at Schedule C, there are not any loans or other indebtedness outstanding between the Purchaser and either the Seller or either any current or former directors, officers, shareholders, or employees of the Purchaser or any Non Arms Length Persons. This provision is exclusive of normal salaries, bonuses, fringe benefits, and the obligation to reimburse for expense incurred on behalf of the Purchaser in the normal course of business.

5.2.38 There are no liabilities of the Purchaser of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Purchaser may become liable before, on, or after the Closing. This provision is exclusive of liabilities disclosed on, reflected in, or provided for in the Financial Statements or incurred in the ordinary course of business. This provision is also exclusive of those liabilities attributable to the period from the Purchaser's Financial Statements to the actual time of Closing and are not materially adverse, individually or in the aggregate, to the Business, operations, affairs or financial condition of the Purchaser.

5.2.39 There is not now nor will there be at the time of Closing any application pending for the issuance of articles of amendment to the originating documents of the Purchaser.

5.2.40 The Purchaser is not, and has not over the preceding 12 months, been in default or late in the filing of any corporate return or report that may be required under any federal, provincial and/or municipal law or regulation, including, but not in any way limited to reports required to be filed with the SEC. Counsel for the Purchaser shall, at closing, provide an opinion that the Purchaser is eligible to file registration statements on Form S-8 or form S-3.

5.2.41 The Purchaser has duly and timely filed or has pending all tax returns required and has paid all taxes and installments of taxes which are due and payable. This provision includes all assessments, reassessments, and all other taxes (including sales taxes, withholding taxes, and payments to Workers' Compensation), governmental charges, penalties, interest, and fines due and payable by it on or before the date hereof. The income tax liability of the Purchaser has been not reviewed or determined by the IRS or the applicable State for all fiscal years up to and including the fiscal year to date.

5.2.42 The Purchaser has no information or knowledge of any facts relating to the Purchaser which if known to the Seller might reasonably be expected to deter the Seller from completing the transaction and sale herein contemplated.


ARTICLE 6.00 - COVENANTS OF THE SELLER

6.1 The Seller covenant and agree with the Purchaser that on or before the Closing Date they will do or cause to be done the following.

6.2.1 Take all necessary steps and proceedings required for all of the Purchased Shares to be duly and regularly transferred to the Purchaser.

6.2.2 Until the time of Closing, continue to operate the business of the Corporation prudently and in such a manner as to preserve and maintain the goodwill of the Corporation.

6.2.3 All necessary corporate actions and proceedings by the Purchaser shall have been taken to permit the due execution and delivery of this Agreement and the valid transfer of the Purchased Shares to the Purchaser


ARTICLE 7.00 - COVENANTS OF THE PURCHASER

7.1 The Purchaser covenants and agrees with the Seller that, on or before the Closing Date, it will do or cause to be done the following.

7.2.1 All necessary corporate actions and proceedings by the Purchaser shall have been taken to permit the due execution and delivery of this Agreement and the valid transfer of the Exchange Shares to the Seller.

7.2.2 omit

7.2.3 Cause such directors and officers of the Purchaser as the Seller may specify to resign in favor of nominees of the Seller, such resignations to be effective as at the time of Closing.

7.2.4 Up to the Time of Closing, continue to operate the businesses of the Purchaser prudently and in such a manner as to preserve and maintain the goodwill of the Purchaser.

ARTICLE 8.00 - SURVIVAL OF COVENANTS, REPRESENTATIONS
AND WARRANTIES

8.1 The covenants, representations, and warranties of the Seller contained in this Agreement and contained in any document or certificate given pursuant hereto shall survive the Closing herein. Notwithstanding Closing, this survival is inclusive of any investigation made by or on behalf of the Purchaser and shall continue in full force and effect for the benefit of the Purchaser following the Closing Date.

8.2 The covenants, representations and warranties of the Purchaser contained in this Agreement and contained in any document or certificate given pursuant hereto shall survive the Closing herein. Notwithstanding Closing, this survival is inclusive of any investigation made by or on behalf of the Seller and shall continue in full force and effect for the benefit of the Seller following the Closing Date.


ARTICLE 9.00 - CONDITIONS OF CLOSING

9.1 The sale and purchase of the Purchase Shares is subject to the following terms and conditions, each of which is hereby declared to be for the exclusive benefit of the Purchaser to be fulfilled and performed at or prior to the time of Closing.

9.2 The covenants, representations, and warranties of the Seller contained in this Agreement or any schedule hereto or certificate or other document delivered or given to the Purchaser pursuant to this Agreement, including without limitation the representations and warranties contained in Article 4.00, shall be true and correct on and as of the Closing Date with the same force and effect as if they had been made as of the date hereof, each and every one of which is hereby deemed to be a condition.

9.3 The Seller shall provide at the time of Closing a certificate, dated the Closing Date, to the effect that the covenants, representations, and warranties of the Seller contained herein are true and correct on and as of the Closing Date, with the same force and effect as though made on and as of such date, provided that the acceptance of such certificate and the closing of the transaction herein provided for shall not be a waiver of the said covenants, representations, and warranties, which shall continue in full force and effect as provided herein.

9.4 The Seller shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by them.

9.5 At the Closing Date, there shall have been no material adverse change in the affairs, assets, liabilities, financial condition, or business of the Corporation from that shown on or reflected in the Financial Statements.

9.6 Any consent, authorization, licence, franchise, permit, approval, or order of any court or governmental agency or regulatory body required for the acquisition by the Purchaser of the Purchased Shares shall have been obtained.

9.7 The Purchaser shall provide at the time of Closing a certificate, dated the Closing Date, to the effect that the covenants, representations, and warranties of the Purchaser contained herein are true and correct on and as of the Closing Date. This certificate shall have the same force and effect as though made on and as of such date provided that the acceptance of such certificate and the closing of the transaction herein provided for shall not be a waiver of the said covenants, representations, and warranties which shall continue in full force and effect as provided herein.

9.8 The Purchaser shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it.

9.9 0mit.

9.10 The parties shall not close and complete this transaction unless both Seller and Purchaser have signed a written acknowledgement that the exchange of shares between them does not create a taxable event for either party.

9.11 The parties hereby agree that the scheduled closing shall be conditional upon shareholder approval by the shareholders of both companies.

ARTICLE 10.00-CLOSING ARRANGEMENTS

10.1 The closing is scheduled to take place on March 16, 2001 and at the Time of Closing at such offices as are agreed to in writing among the parties hereto at least 24 hours prior to the said Closing.

10.2 At the Time of Closing and upon fulfillment of all the conditions set out in this Agreement, which have not been waived in writing by the Seller or the Purchaser, the Seller shall deliver to the Purchaser proper certificates for all the Purchased Shares.


ARTICLE 11.00-NOTICE

11.1 Any notice or other document to be given by any party hereto to any other party shall be in writing and may be given by personal delivery or by registered mail. Any notice directed to any party shall be addressed to it as follows:

To the Purchaser:
71 Stony Hill Road
Second Floor
Bethel, Connecticut  06801

To the Seller and the Corporation:

Salient Cybertech, Inc.
1999 Lincoln Drive, Suite 202
Sarasota, FL. 34236


11.2 Any notice or other document aforesaid, if delivered, shall be deemed to have been given or made on the date on which it was delivered or, if mailed, shall be deemed to have been given and received on the fourth (4th) business day following the date on which it was mailed. Provided that if there exists at the time of mailing of a notice hereunder or within four (4) business days thereafter a labor dispute or other event which would affect the normal delivery of the notice by an express or postal service, then such notice will only be effective if actually delivered.

11.3 The parties hereto may change any address for notices hereunder, from time to time, by notice given in accordance with the foregoing.


ARTICLE 12.00 - GENERAL

12.1  Time shall be of the essence of this Agreement.

12.2 This Agreement may be executed in one or more counterparts, each of which when so executed shall constitute an original, and all of which together shall constitute one and the same agreement.

12.3 This Agreement, including the schedules hereto, constitutes the entire agreement between the parties hereto. There are not and shall not be any verbal statements, representations, warranties, undertakings, or agreements between the parties, and this Agreement may not be amended or modified in any respect except by written instrument signed by the parties hereto.

12.4 This Agreement shall be construed and enforced in accordance with and the rights of the parties shall be governed by the laws of the State of Florida.

12.5 The headings used herein are inserted for convenience of reference only and shall not affect the construction of or interpretation of this Agreement.

12.6 Except as otherwise set out in this Agreement, each of the parties hereto shall pay all of its own costs and expenses of the transaction of purchase and sale, including all fees and expenses of its accountants, counsel, and officers.

12.7 In the event that any Article or section of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of the provisions hereof. Any such part shall be fully severable, and this

Agreement shall be construed and enforced as if such invalid or unenforceable part had not been inserted herein. The parties hereby agree that they would have signed this Agreement without such invalid or unenforceable part included herein.

12.8 In this Agreement, words importing the singular number only include the plural and vice versa; words importing the masculine gender include the feminine and vice versa.

12.9 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legal personal representatives, successors, and permitted assigns.

12.10 Where the date either for the expiration of any time period or for the closing of anything hereunder expires or falls upon a day which is not a Business Day, the time so limited extends to and the thing shall be done on the day next following that is a Business Day.

12.11 The parties hereto agree that no disclosure or public announcement with respect to this Agreement, or any of the transactions contemplated by this Agreement, shall be made by any party hereto without the prior written consent of the other parties hereto.

12.12  	omit

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

SIGNED, SEALED AND DELIVERED            )
        in the presence of              )  _____________________________
					)

					)	_________________
					)	SELLER
					)	By	____________,
                                        )
					)
					)
                                        )       /s/Alan Sporn/s/
					)	PURCHASER
					)	________________________
					)

                        Exhibit "A"

The Purchase Compensation for the Seller shall be as defined below.

Seller will receive 400,000 common shares, said shares restricted pursuant to Rule 144 of the SEC for a minimum period of two year from date of issue, PROVIDED, HOWEVER, THAT IN THE EVENT OF DEFAULT OF
PAYMENT AS PROVIDED HEREIN, SELLER SHALL HAVE THE
RIGHT TO DEMAND REGISTRATION OF SUCH NUMBER OF
SHARES AS ARE NECESSARY TO PAY THE SELLER THE TOTAL
SUM REQUIRED HEREIN ON LIQUIDATION OF THE SAID SHARES.

$150,000 shall be paid by Purchaser to Seller on or before March 21, 2001 and $75,000 shall be paid to Seller in bi-weekly increments for the next 12 weeks, commencing on the Friday following the closing, and a further two installments of $100,000 shall be paid to Seller on or before each of May 15, 2001 and May 30, 2001. In the event any payment is not made on time, and the said default is not cured within 10 days of the date such payment is due, Seller may rescind this contract and 100% of all monies it has received prior to the date of such rescission as liquidated damages. In the event Seller rescinds the agreement as herein provided, all shares received by Seller may, at SELLER'S sole option, except for such number of shares as are retained pursuant to the default provisions herein, be returned to Purchaser, and in such event Purchaser shall return all shares it received from Seller to Seller.

Purchaser shall abide by the terms of the agreement between Seller and Corporation, provided, however, that Seller warrants that all monetary infusions required of Seller have been made and no further infusion is contractually required pursuant to the said agreement between Seller and Corporation, and further provided that the Seller shall pay any bonus shares required pursuant to the said agreement in common shares of Seller, for an 18 month period.

Seller shall infuse into Corporation the sum of $600,000 prior to March 17, 2001.

Purchaser agrees to assign all accounts receivable of Corporation to Seller until all amounts due to Seller as specified herein are paid in full. Further, until all payments due Seller as provided herein are paid in full, Purchaser may not sell, hypothecate, or otherwise encumber any of the assets of the Corporation in any manner whatsoever, except with the explicit written consent of the Seller. The Purchaser may not sell, hypothecate, or otherwise encumber any purchase order of the Corporation except with the explicit written consent of the Seller until all sums due to Seller as provided herein have been paid in full.

PURCHASER SHALL HAVE THE RIGHT, PROVIDED ALL PAYMENTS
HEREIN HAVE BEEN MADE IN A TIMELY MANNER, TO REPURCHASE
ALL THE EXCHANGE SHARES FOR $9.00 PER SHARE DURING THE
PERIOD SUCH SHARES ARE RESTRICTED, AND FOR $11.00 PER SHARE
FOR A PERIOD OF 12 MONTHS AFTER THE SAID SHARES HAVE
BECOME FREE TRADING, PROVIDED HOWEVER, THAT AT LEAST
20,000 SHARES PER 30 DAY PERIOD SHALL BE PURCHASED BY THE
PURCHASER OR ITS DESIGNEE OVER THE LIFE OF THE SAID OPTION
PERIOD, ELSE THE SAID OPTION SHALL BE DEEMED TO HAVE
EXPIRED.

The president of Corporation shall have one seat on the Board of Directors of the Purchaser.